Exhibit 10.1

LOAN AGREEMENT

WHEREAS:

•
Jefferson Thachuk (the “Lender”) is the president, principal executive officer, secretary, treasurer, principal financial officer, principal accounting officer, and a member of the board of directors of Coronus Solar Inc. (the “Borrower”);

•	over the course of the past five years, the Lender, through a series of loans (the “Loans”), has lent the Borrower funds for working capital;

•	the Loans were made periodically, commencing on October 4, 2005;

•	the Loans were fully and timely disclosed and properly recorded as related party transactions;

•	the Loans were individually approved by the board of directors of the Borrower;

•	a detailed chronology of the Loans is attached to this Loan Agreement as Exhibit A;

•	as of March 31, 2010, the Loans were interest free, unsecured and due on demand;

•
on May 19, 2010, by way of resolution, the board of directors of the Borrower resolved that, effective April 1, 2010, the Loans be no longer interest free, and that the Loans shall accrue interest at the rate of 4% per annum;

•	on May 19, 2010, by way of resolution, the board of directors of the Borrower further resolved that any subsequent loans from the Lender shall accrue interest at the rate of 4% per annum;

•	as at March 31, 2010, the principal amount of the Loans totaled CAD $156,500; and,

•	as at October 19, 2010, the principal amount of the Loans totaled CAD $246,000, plus USD $6,600.

RESOLVED:

This Loan Agreement fairly and accurately characterizes the agreement between the Lender and the Borrower.

DATED:  this 19th day of October, 2010.

JEFFERSON THACHUK	RAVEN KOPELMAN
Jefferson Thachuk	Raven Kopelman
Lender	Coronus Solar Inc., Director

DAVID HOLMES	KENNETH BOGAS
David Holmes	Kenneth Bogas
Coronus Solar Inc., Director	Coronus Solar Inc., Director

EXHIBIT A

Loans from Shareholder - Jeff Thachuk
As at October 19, 2010
		CAD	USD
Date	Source	Principal	Principal

4-Oct-05	Deposit	5,000	-
13-Oct-05	Deposit	5,000	-
25-Oct-05	Deposit	7,500	-
1-Nov-05	Deposit	2,000	-
29-Nov-05	Deposit	2,000	-
14-Dec-05	Deposit	1,500	-
16-Jan-06	Deposit	500	-
25-Jan-06	Deposit	1,000	-
15-Feb-06	Deposit	500	-
8-Mar-06	Deposit	1,000	-
3-Apr-06	Deposit	500	-
1-May-06	Deposit	100	-
16-May-06	Deposit	250	-
29-May-06	Deposit	225	-
2-Jun-06	Deposit	100	-
8-Jun-06	Deposit	650	-
30-Jun-06	Deposit	750	-
31-Jul-06	Deposit	750	-
29-Aug-06	Deposit	600	-
17-Oct-06	Deposit	650	-
31-Oct-06	Deposit	1,250	-
14-Nov-06	Deposit	350	-
28-Nov-06	Deposit	150	-
13-Dec-06	138	(3,325)	-
19-Jun-08	Deposit	5,000	-
12-Aug-08	Deposit	20,000	-
22-Aug-08	Deposit	15,000	-
17-Nov-08	Deposit	10,000	-
12-Jan-09	Deposit	20,000	-
31-Mar-09	Deposit	10,000	-
28-Apr-09	Deposit	10,000	-
30-Jun-09	Deposit	5,000	-
10-Aug-09	Deposit	17,500	-
7-Jan-10	Deposit	10,000	-
1-Feb-10	Deposit	5,000	-
16-Apr-10	Deposit	8,500	-
4-Jun-10	Deposit	5,000	-
30-Jun-10	Deposit	50,000	-
31-Aug-10	Deposit	10,000	-
14-Sep-10	Out-of-Pocket	-	6,600
30-Sep-10	Deposit	16,000	-

Total		CAD 246,000	USD 6,600